                                                                 EXHIBIT (h)(24)

                                     FORM OF
                                 AMENDMENT NO. 3
           TO THE SUB-ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

         This AMENDMENT NO. 3, dated the _____ day of ______, 200_, is made by and between PFPC INC., a Massachusetts corporation ("PFPC"), and ABN AMRO Investment Fund Services, Inc., an Illinois corporation (the "Administrator") (collectively, the "Parties").

                                WITNESSETH THAT:

         WHEREAS, the Administrator has entered into an Administration Agreement with ABN AMRO FUNDS (the "Company") dated June 17, 1999, as amended to date, wherein the Administrator has agreed to provide certain administrative services to the Company; and

         WHEREAS, the Administrator has entered into a Sub-Administration and Accounting Services Agreement (the "Sub-Administration and Accounting Services Agreement") with PFPC dated April 1, 2000, wherein PFPC agreed to provide certain administrative and accounting services to the Company; and

         WHEREAS, the Parties wish to amend the Sub-Administration and Accounting Services Agreement to include under its terms thirteen additional separate series of shares identified as:

ABN AMRO Real Estate Fund                            ABN AMRO Tax-Exempt Money Market Fund
ABN AMRO Europe Equity Growth Fund                   ABN AMRO Money Market Fund
ABN AMRO Latin American Fund                         ABN AMRO Institutional Prime Money Market Fund
ABN AMRO Asian Tigers Fund                           ABN AMRO Value Fund
ABN AMRO Treasury Money Market Fund                  ABN AMRO International Equity Fund
ABN AMRO Government Money Market Fund                ABN AMRO Small Cap Fund
ABN AMRO Growth Fund;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereto, intending to be legally bound, do hereby agree to amend Schedule "A" to the Sub-Administration and Accounting Services Agreement in the form attached hereto as Schedule "A".

         This Amendment shall take effect upon the day and month first written above.

         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment consisting of one typewritten page, together with Schedule "A", to be signed by their duly authorized officers as of the day and month first written above.

ABN AMRO INVESTMENT FUND SERVICES, INC.                PFPC INC.

[SIGNATURE LINES OMITTED]                              [SIGNATURE LINES OMITTED]

                                    EXHIBIT A

                                   PORTFOLIOS

                       ABN AMRO/Chicago Capital Bond Fund
                   ABN AMRO/Chicago Capital Money Market Fund
                  ABN AMRO/Chicago Capital Municipal Bond Fund
                     ABN AMRO/Chicago Capital Balanced Fund
                           ABN AMRO/Talon Mid Cap Fund
                      ABN AMRO/Chicago Capital Growth Fund
                  ABN AMRO/Chicago Capital Small Cap Value Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                    ABN AMRO/Montag & Caldwell Balanced Fund
                     ABN AMRO/Montag & Caldwell Growth Fund
                     Blairlogie International Developed Fund
                        Blairlogie Emerging Markets Fund
                          ABN AMRO/Veredus SciTech Fund
                       ABN AMRO/TAMRO Large Cap Value Fund
                          ABN AMRO/TAMRO Small Cap Fund
                            ABN AMRO Real Estate Fund
                           ABN AMRO Europe Equity Fund
                             ABN AMRO Latin America
                           ABN AMRO Asian Tigers Fund
                               ABN AMRO Value Fund
                       ABN AMRO International Equity Fund
                             ABN AMRO Small Cap Fund
                              ABN AMRO Growth Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund

Dated: April 1, 2000
Amended: June 30, 2000
Amended: November 30, 2000
Amended: _____, 200__